UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendments to the 2005 Equity and Performance Incentive Plan

On May 22, 2012, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Entertainment, Inc. (the “Company”), the stockholders approved amendments to the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), and re-approved the “performance-based” compensation provisions of the 2005 Plan to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The amendments to the 2005 Plan increase by 1,300,000 the maximum number of shares of the Company’s common stock that may be issued or subject to awards under the 2005 Plan. The amendments to the 2005 Plan also increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 5,850,000 shares to 7,150,000 shares of common stock of the Company. Following the amendments to the 2005 Plan, up to an aggregate of 7,150,000 shares of common stock of the Company, plus certain shares subject to awards granted under specified prior plans and arrangements, are authorized for issuance under the 2005 Plan. Pursuant to its terms, the 2005 Plan is intended to comply with Section 162(m) of the Code and the regulations promulgated thereunder, resulting in the tax deductibility of amounts payable under the 2005 Plan to the Chief Executive Officer or other named executive officers whose compensation is “performance-based” compensation. The stockholders’ re-approval of the “performance-based” compensation provisions of the 2005 Plan extends the time that the Company can make incentive awards (i.e., awards other than stock options and stock appreciation rights) that will qualify as “performance-based” compensation under Section 162(m) of the Code until the first duly constituted meeting of stockholders of the Company that occurs in 2017.

A more detailed description of the terms of the 2005 Plan, as amended, is contained in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2012. The foregoing summary is qualified in its entirety by the full text of the 2005 Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Directors Deferred Compensation Plan

On May 22, 2012, at the Annual Meeting of the Company, the stockholders approved an amendment to the 2008 Amended and Restated Pinnacle Entertainment, Inc. Directors Deferred Compensation Plan (the “Directors Plan”).

The amendment to the Directors Plan increases by 200,000 the maximum number of shares of the Company’s common stock that may be issued or subject to awards under the Directors Plan. Following the amendment to the Directors Plan, up to an aggregate of 525,000 shares of common stock of the Company are authorized for issuance under the Directors Plan. The Directors Plan permits each director of the Company to elect to defer receipt of all or a portion of such director’s compensation in his or her capacity as a director, and to receive such deferred compensation either in the form of cash or in the form of shares of the Company’s common stock. Deferred amounts under the Directors Plan shall be distributed, either in a lump-sum or in installments, following cessation of the participating director’s service as a director of the Company.

A more detailed description of the terms of the Directors Plan, as amended, is contained in the Company’s proxy statement for the Annual Meeting filed with the SEC on April 9, 2012. The foregoing summary is qualified in its entirety by the full text of the Directors Plan, as amended, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 22, 2012, the Company held its Annual Meeting of Stockholders.

(b) At the Annual Meeting, the stockholders of the Company (i) elected eight directors to serve for the coming year on the Company’s Board of Directors; (ii) approved the amendments to the 2005 Plan, as described in Item 5.02 above; (iii) re-approved the “performance-based” compensation provisions of the 2005 Plan to comply with the requirements of Section 162(m) of the Code, as described in Item 5.02 above; (iv) approved the amendment to the Directors Plan, as described in Item 5.02 above; (v) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (vi) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2012 fiscal year.

The following are the final voting results as to the six proposals submitted at the Annual Meeting.

Proposal One: Proposal to elect eight directors to serve for the coming year on the Company’s Board of Directors. The final vote tabulation for each of the individual directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen C. Comer	52,046,816	124,185	331,336	5,423,088
John V. Giovenco	52,043,936	125,786	332,615	5,423,088
Richard J. Goeglein	52,134,640	36,418	331,279	5,423,088
Bruce A. Leslie	52,153,573	17,285	331,479	5,423,088
James L. Martineau	51,806,303	364,114	331,920	5,423,088
Desirée Rogers	52,142,971	27,671	331,695	5,423,088
Anthony M. Sanfilippo	52,121,810	48,934	331,593	5,423,088
Jaynie M. Studenmund	52,149,372	21,085	331,880	5,423,088

Proposal Two: Proposal to approve the amendments to the 2005 Plan. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
48,588,523	3,568,231	345,583	5,423,088

Proposal Three: Proposal to re-approve the “performance-based” compensation provisions of the 2005 Plan to comply with the requirements of Section 162(m) of the Code. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
51,727,330	429,382	345,625	5,423,088

Proposal Four: Proposal to approve the amendment to the Directors Plan. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
49,203,352	2,942,411	356,574	5,423,088

Proposal Five: Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
50,427,604	311,980	1,762,753	5,423,088

Proposal Six: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2012 fiscal year. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
57,387,466	193,624	344,335	—

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended

Exhibit 10.2	2008 Amended and Restated Pinnacle Entertainment, Inc. Directors Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: May 23, 2012	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended

Exhibit 10.2	2008 Amended and Restated Pinnacle Entertainment, Inc. Directors Deferred Compensation Plan